Formation of Investment Banking and Research Division

JERSEY CITY, N.J., Feb. 25 /PRNewswire-FirstCall/ -- Hudson Holding Corporation (OTC Bulletin Board: HDHL - News), parent of Hudson Securities Inc., a registered broker-dealer that meets the liquidity needs of brokers, dealers, institutions, and asset managers, today announced the formation of a new investment banking and research unit that will offer a full range of corporate finance and capital market services as the Westminster Securities division of Hudson Securities Inc.

The 22 member team will be headed by NYSE member John P. O'Shea, and joins Hudson from Westminster Securities Corporation, a 35 year-old firm. The Westminster Securities division will provide a wide range of corporate finance services domestically and internationally such as investment banking, private placements of debt & equity, private placements in public equity (PIPEs), initial public offerings (IPOs), reverse mergers, special purpose acquisition companies (SPACs), underwriting & syndication, merger & acquisition, financial restructuring, advisory services and chaperoning for non U.S. Broker Dealers. The team specializes in pharmaceuticals, energy, alternative energy and natural resources.

The Westminster team has developed significant expertise in assisting Chinese companies tapping into the US capital markets. Over the last four years, the group has acted as placement agent and/or underwriter in 15 Chinese transactions raising over USD$190 million for companies operating in China.

"We are extremely excited to be joining Hudson Securities, Inc. as the Investment Banking and Research Division," stated John P. O'Shea, head of the new unit. "By joining with Hudson, our clients will benefit from both the liquidity and broader service offering that a larger, state of the art organization can provide."

"Building a more diverse, broad based organization positions us to better serve the growing needs and demands of our clients," stated Hudson Holding Corporation, CEO Marty Cunningham. "We are thrilled to have John and his seasoned team leading this initiative at Hudson."

Hudson Holding Corporation is a publicly traded company on the OTC Bulletin Board under the symbol "HDHL" and the parent of Hudson Securities, Inc. and Hudson Technologies, Inc. Hudson Securities Inc. is dedicated to meeting the liquidity needs of its clients; institutions, hedge funds, asset managers, and broker dealers, by providing execution solutions and making markets in over 14,000 US and foreign securities and ADRs. As a registered broker-dealer under the Securities Exchange Act of 1934, Hudson Securities, Inc. is a member of the Financial Industry Regulatory Authority ("FINRA") and has been in business since 1984. Hudson Technologies, Inc. provides technology services to Hudson Securities, Inc. and client companies.

If you would like more information about this topic, or to schedule an interview with Martin Cunningham, CEO, Hudson Holding Corporation, please contact Farisha Mohammed at 201-680-7389 or email fmohammed@hudsonsecurities.com.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of the securities in any jurisdiction in which such offering would be unlawful.

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports or documents the Company files periodically with the Securities and Exchange Commission.